SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 May 10, 2004
               Date of Report (Date of earliest event reported)

                            AMERICAN BILTRITE INC.
            (Exact name of registrant as specified in its charter)


                        Commission File Number: 1-4773


                 Delaware                                  04-1701350
           (State or other jurisdiction                   (IRS Employer
              of incorporation)                           Identification No.)


                               57 River Street
                  Wellesley Hills, Massachusetts 02481-2097
                   (Address of principal executive office)
      Registrant's telephone number, including area code: (781) 237-6655


                                Not Applicable
        (Former name or former address, if changed since last report)

Item 12:  Results of Operations and Financial Condition.

On May 10, 2004, the Registrant issued a press release announcing its financial results for the three months ended March 31, 2004. A copy of that press release is being furnished to the Securities and Exchange Commission pursuant to this Item 12 of Form 8-K and is attached hereto as Exhibit 99.1.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AMERICAN BILTRITE INC.


Date:  May 11, 2004                        By /s/ Howard N. Feist III
                                              -----------------------------
                                              Howard N. Feist III
                                              Chief Financial Officer